American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Market Neutral Value Fund
Supplement dated December 4, 2021 ■ Summary Prospectus and Prospectus dated August 1, 2021

The Board of Directors has approved a plan of liquidation for the AC Alternatives Market Neutral Value Fund. Under the plan, the liquidation date of the fund will be March 11, 2022.

The fund will be closed to all new accounts and all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on March 4, 2022.

To prepare for the closing and liquidation of the fund, the fund’s portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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